UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2012

BG Medicine, Inc.

(Exact Name of Registrant as Specified in Its Charter)

001-33827

(Commission

File Number)

Delaware	04-3506204
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

610 Lincoln Street North, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 890-1199

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

In a press release dated May 15, 2012 (the “earnings press release”), BG Medicine, Inc. (the “Company”) announced financial results for the fiscal quarter ended March 31, 2012 and provided a business update. A copy of the earnings press release is attached hereto as Exhibit 99.1. The information in the second and third paragraphs of the earnings press release, the information under the headings “Financial Results” and “Conference call and webcast” and the condensed consolidated financial information included in the earnings press release are incorporated by reference into this Item 2.02 of this Current Report on Form 8-K.

Item 8.01.	Other Events.

In the earnings press release, the Company also provided a business update. The information set forth under the heading “Business Update” in the earnings press release, together with the forward-looking statement disclaimer at the end of the earnings press release, is incorporated by reference into this Item 8.01 of this Current Report on Form 8-K.

Also on May 15, 2012, the Company issued a press release (the “galectin-3 label expansion press release”) announcing that it has filed a 510(k) Premarket Notification with the U.S. Food and Drug Administration (FDA) for regulatory clearance of an expanded indication for its BGM Galectin-3 testTM. The blood test was cleared by the FDA in November 2010 and is currently indicated for use in patients with chronic heart failure who are at increased risk for hospitalizations or death based on elevated levels of galectin-3. Subject to FDA clearance, the new application would expand the indicated use to the general adult population to identify those with an elevated level of galectin-3, which is associated with an increased risk for new-onset heart failure. The galectin-3 label expansion press release is attached as Exhibit 99.2 hereto and incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Earnings press release dated May 15, 2012.

99.2	Galectin-3 label expansion press release dated May 15, 2012.

The portions of the press releases incorporated by reference into Item 8.01 of this Current Report on Form 8-K are being filed pursuant to Item 8.01. The remaining portions of the press releases are being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BG MEDICINE, INC.

Date: May 15, 2012	/s/ Michael W. Rogers
Michael W. Rogers
Executive Vice President & Chief Financial Officer